                                                                  EXHIBIT 9(mm)

                                 AMENDMENT NO. 4
                             PARTICIPATION AGREEMENT


     The Participation Agreement (the "Agreement"), dated December 19, 1995, by and among AIM Variable Insurance Funds, Inc., a Maryland corporation, A I M Distributors, Inc., a Delaware corporation, Glenbrook Life and Annuity Company, an Illinois life insurance company and Allstate Life Financial Services, Inc., a Delaware corporation, is hereby amended as follows:

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A

--------------------------------------------------------------------------------
SEPARATE ACCOUNTS UTILIZING THE FUNDS        FUNDS AVAILABLE UNDER THE SEPARATE
                                                         ACCOUNTS
--------------------------------------------------------------------------------
Glenbrook Life and Annuity Company           AIM V.I. Aggressive Growth Fund
Separate Account A *                         AIM V.I. Balanced Fund
                                             AIM V.I. Capital Appreciation Fund
                                             AIM V.I. Capital Development Fund
                                             AIM V.I. Diversified Income Fund
                                             AIM V.I. Global Utilities Fund
------------------------------------------   AIM V.I. Government Securities Fund
Glenbrook Life A I M Variable Life           AIM V.I. Growth Fund
Separate Account A **                        AIM V.I. Growth and Income Fund
                                             AIM V.I. High Yield Fund
                                             AIM V.I. International Equity Fund
                                             AIM V.I. Money Market Fund
                                             AIM V.I. Value Fund
--------------------------------------------------------------------------------
Glenbrook Life Multi-Manager                 AIM V.I. Capital Appreciation Fund
Variable Account ***                         AIM V.I. Diversified Income Fund
------------------------------------------   AIM V.I. Global Utilities Fund
Glenbrook Life Variable Life                 AIM V.I. Government Securities Fund
Separate Account A ****                      AIM V.I. Growth Fund
------------------------------------------   AIM V.I. Growth and Income Fund
Glenbrook Life Variable Life                 AIM V.I. International Equity Fund
Separate Account B *****                     AIM V.I. Value Fund Individual
--------------------------------------------------------------------------------

    *The Contracts funded by the separate account are individual and group flexible premium deferred variable annuity contracts, know as the "AIM Lifetime Plus(SM) Variable Annuity" and the "AIM Lifetime Plus(SM) II Variable Annuity".

   ** The Contract funded by the separate account is a modified single premium variable life insurance contract known as the "AIM Lifetime Plus(SM) Variable Life" contract.

  *** The Contract funded by the separate account is a flexible premium deferred variable annuity contract, know as the "Glenbrook Provider Variable Annuity".

 **** The Contract funded by the separate account is a modified single premium variable life insurance contract know as the "Glenbrook Provider Variable Life" contract.

***** The Contract funded by the separate account is a flexible premium variable universal life insurance contract know as the "Glenbrook Contour".


All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date:  May 1, 1998
               ----------------



                                         AIM VARIABLE INSURANCE FUNDS, INC.



Attest: /s/ NANCY L. MARTIN              By:   /s/ ROBERT H. GRAHAM
       -----------------------              -----------------------------
Name:   Nancy L. Martin                  Name: Robert H. Graham
Title:  Assistant Secretary              Title:President

(SEAL)


                                         A I M DISTRIBUTORS, INC.



Attest: /s/ NANCY L. MARTIN              By:   /s/ MICHAEL J. CEMO
       -----------------------              ------------------------------
Name:   Nancy L. Martin                  Name: Michael J. Cemo
Title:  Assistant Secretary              Title:President


(SEAL)


                                         GLENBROOK LIFE AND ANNUITY COMPANY


Attest: /s/ MICHAEL J. VELOTTA           By:    /s/ PETER H. HECKMAN
       -----------------------              ------------------------------
Name:   Michael J. Velotta               Name:  Peter H. Heckman
Title:  Vice President, Secretary        Title: President & COO
        & General Counsel

(SEAL)


                                         ALLSTATE LIFE FINANCIAL SERVICES, INC.


Attest: /s/ MICHAEL J. VELOTTA           By:    /s/ JOHN HUNTER
       -----------------------                ------------------------------
Name:   Michael J. Velotta               Name:  John Hunter
Title:  Secretary                        Title: President


(SEAL)


                                  Page 2 of 2